EXHIBIT 10.82

                           AMENDMENT TO STOCK OPTIONS

     This agreement ("Agreement") is entered into as of January 3, 2000, between Triton Energy Limited, a Cayman Islands company (the "Company"), and the undersigned holder of stock options of the Company ("Holder").

     WHEREAS, Holder and the Company are parties to that certain Stock Option Agreement dated as of January 13, 1998 (the "Option Agreement") pursuant to which the Holder was granted a stock option to purchase 15,000 ordinary shares of the Company under the Company's 1997 Share Compensation Plan (as amended, the "Plan"), and the Company and Holder desire that the Option Agreement should be amended in certain respects;

     NOW THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section 4 of the Option Agreement is hereby amended to read n its entirety as follows:

     "4.     Term.  Subject  to  Article  VIII  of the Plan (including regarding
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termination  for Cause), this Stock Option, or applicable portions thereof, will terminate  upon  the  earliest  to  occur  of  the  following:

          (a)          5  p.m.,  Dallas,  Texas  time,  on  January 13, 2008; or

          (b) 5 p.m., Dallas, Texas time, on the date which is five years following the date that the Option Holder's service as a director of the Company terminates for any reason other than Cause."

     2. This Agreement is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of Texas.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                              TRITON  ENERGY  LIMITED



                              By:____________________________________
                                 A. E. Turner, III, Senior Vice President and
                                 Chief Operating Officer


                              OPTION  HOLDER:

                              __________________________________________